EXHIBIT 99.4
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Attached is the effective coupon of the A1 class run at 19cpr and 1mL at 20%.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

      GSAA 05MTR
Libor set to 20%
50% Pricing Speed (15 CPR)
                                   ---------------------------------------
A1                                 Period    Date      Effective Coupon
                                   =======================================
                                   Total

                                        0   28-Oct-05            0.000000
                                        1   25-Nov-05           20.120000
                                        2   25-Dec-05           20.120000
                                        3   25-Jan-06           20.120000
                                        4   25-Feb-06           20.120000
                                        5   25-Mar-06           20.120000
                                        6   25-Apr-06           19.883800
                                        7   25-May-06           16.501350
                                        8   25-Jun-06           16.050670
                                        9   25-Jul-06           15.803490
                                       10   25-Aug-06           15.366990
                                       11   25-Sep-06           15.216500
                                       12   25-Oct-06           15.065600
                                       13   25-Nov-06           14.646340
                                       14   25-Dec-06           14.478460
                                       15   25-Jan-07           14.074110
                                       16   25-Feb-07           13.802890
                                       17   25-Mar-07           14.155600
                                       18   25-Apr-07           13.506690
                                       19   25-May-07           13.406420
                                       20   25-Jun-07           13.027740
                                       21   25-Jul-07           12.948750
                                       22   25-Aug-07           12.581670
                                       23   25-Sep-07           12.544300
                                       24   25-Oct-07           12.546260
                                       25   25-Nov-07           12.187840
                                       26   25-Dec-07           12.163270
                                       27   25-Jan-08           11.814540
                                       28   25-Feb-08           11.637610
                                       29   25-Mar-08           12.006400
                                       30   25-Apr-08           11.534130
                                       31   25-May-08           11.556850
                                       32   25-Jun-08           11.221810
                                       33   25-Jul-08           11.269300
                                       34   25-Aug-08           10.941440
                                       35   25-Sep-08           11.371520
                                       36   25-Oct-08           11.082520
                                       37   25-Nov-08           10.754670
                                       38   25-Dec-08           10.860160
                                       39   25-Jan-09           10.537920
                                       40   25-Feb-09           10.435240
                                       41   25-Mar-09           11.040210
                                       42   25-Apr-09           10.254850
                                       43   25-May-09           10.384170
                                       44   25-Jun-09           10.073810
                                       45   25-Jul-09           10.211410
                                       46   25-Aug-09            9.905400
                                       47   25-Sep-09            9.825670
                                       48   25-Oct-09            9.977700
                                       49   25-Nov-09            9.677560
                                       50   25-Dec-09            9.833630
                                       51   25-Jan-10            9.537120
                                       52   25-Feb-10            9.709480
                                       53   25-Mar-10           10.408510
                                       54   25-Apr-10            9.574610
                                       55   25-May-10            9.747120
                                       56   25-Jun-10            9.443520
                                       57   25-Jul-10            9.621920
                                       58   25-Aug-10           10.781400
                                       59   25-Sep-10           11.144190
                                       60   25-Oct-10           11.529410
                                       61   25-Nov-10           11.158410

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